UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Sculptor Diversified Real Estate Income Trust, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Sculptor

Sculptor Diversified REIT

2025 PROXY STATEMENT

Sculptor Diversified Real Estate Income Trust, Inc. 9 West 57th Street, 40th Floor New York, New York 10019
Dear Stockholders:
You are cordially invited to participate in the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Sculptor Diversified Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), which will be held as a “virtual meeting” via live webcast on June 26, 2025 at 10:00 a.m., Eastern Time. At the Annual Meeting, stockholders will be asked to consider and vote upon:
•the election of seven director nominees listed in the Proxy Statement; and
•such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Details concerning those matters to come before stockholders at the Annual Meeting are described in this Proxy Statement.
Management and the Board of Directors unanimously recommend that you vote FOR all nominees for directors listed in the Proxy Statement.
It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to participate at the Annual Meeting, we urge you to complete a proxy as promptly as possible — by internet, telephone or mail — so that your shares will be voted at the Annual Meeting. This will not limit your right to vote or to participate at the Annual Meeting.
On behalf of the Board of Directors and management, I thank you for your continuing support.
Sincerely,

Steven Orbuch
Chairman of the Board and Chief Executive Officer
April 28, 2025

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 26, 2025:
Our Proxy Statement, form of proxy card and 2024 Annual Report to stockholders are also available at www.proxyvote.com/, and can be accessed by using the control number and following the instructions located on the enclosed proxy card.

Sculptor Diversified Real Estate Income Trust, Inc. 9 West 57th Street, 40th Floor New York, New York 10019

To Our Stockholders:
Notice of 2025 Annual Meeting of Stockholders and Proxy Statement Date: Thursday, June 26, 2025 Time: 10:00 a.m. ET Place: www.virtualshareholdermeeting.com/SDREIT2025 Record Date: April 21, 2025
We hereby notify you that Sculptor Diversified Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), is holding its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) as a “virtual meeting” via live webcast on June 26, 2025 at 10:00 a.m., Eastern Time. Stockholders as of the April 21, 2025 record date who wish to participate in the virtual Annual Meeting may do so by visiting the web portal located at www.virtualshareholdermeeting.com/SDREIT2025 and entering the control number found on their proxy card or voting instruction form previously sent. Technical assistance will be available for stockholders encountering any difficulties accessing the virtual Annual Meeting. The technical support contact information will appear on the meeting website prior to the start of the Annual Meeting.
At the Annual Meeting, stockholders will be asked to consider and vote upon:

The election of seven director nominees listed in the Proxy Statement; and
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

You can vote your shares of common stock at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a stockholder of record as of the close of business on April 21, 2025, the record date for the Annual Meeting.
Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who participate at the Annual Meeting may withdraw their proxies and vote online.
Sincerely,

Julie Siegel
Chief Legal Officer and Secretary
April 28, 2025
This Notice of Annual Meeting and the accompanying Proxy Statement are being distributed or made available, as the case may be, on or about April 28, 2025.

YOUR VOTE IS IMPORTANT
Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the internet, by telephone or by completing and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement.

The words “Sculptor Diversified Real Estate Income Trust,” “SDREIT,” “Sculptor REIT,” “Sculptor Diversified REIT,” “we,” “our,” “us,” and the “Company” refer to Sculptor Diversified Real Estate Income Trust, Inc., together with its consolidated subsidiaries, including Sculptor Diversified REIT Operating Partnership LP, (the “Operating Partnership”), a Delaware limited partnership of which we are the general partner, unless the context requires otherwise. The term “Adviser” refers to Sculptor Advisors LLC, our adviser. Our Adviser is an affiliate of Sculptor Capital Management, Inc., our sponsor (together with its affiliates, “Sculptor”).
Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Proposal 1 — Election of Directors

There are currently seven members of the Board of Directors. On April 21, 2025, the Board of Directors, upon recommendation of its Nominating and Corporate Governance Committee, unanimously nominated the seven directors listed below for re-election to the Board of Directors at the Annual Meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board of Directors, unless the Board of Directors acts to reduce the size of the Board of Directors in accordance with our bylaws. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.
VOTE The Board of Directors recommends that you vote "FOR" the election of each nominee presented in Proposal 1.
Nominees for Election as Directors
The names, ages as of April 21, 2025 and existing positions with us of the nominees are as follows:

Name	Age	Position

Steven Orbuch	58	Chairman of the Board and Chief Executive Officer
Nicholas Hecker	48	President and Director
Ellen Conti	35	Chief Financial Officer, Treasurer and Director
John Jenks	65	Independent Director
Jonathan G. Geanakos	63	Independent Director
Kristi Jackson	57	Independent Director
Robert Winston	63	Independent Director
The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

Sculptor REIT	1	2025 Proxy Statement

Proposal 1 — Election of Directors

Steven Orbuch is Chairman of the Board and the Chief Executive Officer of the Company, positions he has held since February 2022 and February 2023, respectively. He is the Founder and President of Sculptor Real Estate at Sculptor and has held such roles since July 2003. Since May 2013, he has also served as an Executive Managing Director and a member of Sculptor’s Partner Management Committee. Mr. Orbuch oversees Sculptor’s global real estate activities and dedicated team, including acquisitions, asset management and dispositions, investing across the capital structure spectrum in both opportunistic equity and credit strategies. Prior to forming Sculptor Real Estate in 2003, Mr. Orbuch was a Managing Director with Blackstone Real Estate Advisors (“Blackstone”) where he participated in the sourcing, acquisition and financing of over $2 billion of commercial properties across multiple product types and geographic locations. Prior to joining Blackstone in 1995, Mr. Orbuch was an Associate in the Real Estate Department at Goldman, Sachs & Co. Prior to joining Goldman, Sachs & Co., Mr. Orbuch was an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he specialized in corporate and partnership taxation. Mr. Orbuch graduated summa cum laude from the University of Pennsylvania and received his Juris Doctor from Columbia University, where he was a Stone Scholar.
Mr. Orbuch is a valuable member of our Board of Directors because of his vast real estate experience, his history with Sculptor and his leadership within Sculptor Real Estate.

Steven Orbuch Chairman of the Board and Chief Executive Officer

Nicholas Hecker is a Director and President of the Company, positions he has held since February 2022 and February 2023, respectively. Mr. Hecker has been with Sculptor Real Estate since January 2006. Since September 2019 he has served as an Executive Managing Director and Chief Investment Officer of Sculptor Real Estate, where he is involved in all aspects of Sculptor Real Estate’s business, including acquisitions, asset management and fundraising. Throughout his tenure at Sculptor Real Estate, Mr. Hecker has worked on complex equity and debt investments, completing investments across a large number of different real estate asset classes. Mr. Hecker focuses on both traditional real estate sectors and certain non-traditional asset classes, including developing Sculptor Real Estate’s gaming, resort and cell towers strategies. Prior to joining Sculptor Real Estate in 2006, Mr. Hecker was a member of the Real Estate Group of the Investment Banking Division of Goldman, Sachs & Co. Prior to that, Mr. Hecker practiced corporate and securities law at Sullivan & Cromwell LLP. Mr. Hecker graduated cum laude from Harvard Law School where he received a Juris Doctor and graduated Phi Beta Kappa and magna cum laude from Brown University where he received a Bachelor of Arts in Economics and Political Science.
Mr. Hecker is a valuable member of our Board of Directors because of his vast real estate and investment experience, his history with Sculptor and his leadership within Sculptor Real Estate.

Nicholas Hecker President and Director

Sculptor REIT	2	2025 Proxy Statement

Proposal 1 — Election of Directors

Ellen Conti is the Chief Financial Officer, Treasurer and Director of the Company. Ms. Conti is also an Executive Managing Director and Chief Financial Officer for Sculptor, in addition to being a member of the firm’s Partner Management Committee. In this role, Ms. Conti oversees all aspects of Accounting, Operations, Corporate Strategy, Tax, and Treasury at Sculptor. Ms. Conti became Chief Financial Officer in February 2024 and was previously Head of Corporate Strategy. Prior to joining Sculptor in 2021, Ms. Conti was Head of Corporate Strategy and Finance for Assured Investment Management, formerly BlueMountain Capital Management since 2020. She also held roles as Deputy Chief Financial Officer and within strategy and business development from 2016 to 2020. Prior to Assured Investment Management, she worked at Credit Suisse within global strategy and business development for the Asset Management business. Ms. Conti holds a Bachelor of Science in Finance and Accounting with a minor in Politics from the Leonard N. Stern School of Business at New York University.
Ms. Conti is a valuable member of our Board of Directors because of her vast finance and accounting experience.

Ellen Conti Chief Financial Officer, Treasurer and Director

John Jenks is an independent director and a member of the Affiliate Transaction and Nominating and Corporate Governance Committees and Chair of the Audit Committee, positions he has held since February 2023. Mr. Jenks has over 30 years of investment management expertise, including extensive knowledge pertaining to the evaluation of investment managers. He has worked directly with fiduciaries on investment policy development and implementation for large multi-asset class portfolio. Additionally, he has comprehensive public and private board representation experience. Currently, he is a senior investment advisor to the Kaiser Family Foundation, an advisor to the Public Employees Retirement System of Idaho and an advisor to Everside Capital Partners, positions he has held since May 2018, January 2018 and August 2017, respectively. Mr. Jenks has also served as a board member of Berkeley Endowment Management Co. since January 2018. Prior to his current positions Mr. Jenks served as the treasurer and a board member at On Lok Inc. from July 2007 to July 2016. Previously, Mr. Jenks was the CIO of the James Irvine Foundation, a $3 billion foundation, for over 15 years and was responsible for strategy and execution resulting in top decile returns. Mr. Jenks was also the CIO for the State of Alaska with $20 billion of assets under management. Mr. Jenks earned a B.A. in Business Administration and Finance and an M.A. from Washington State University. He is also a CFA® charter holder.
Mr. Jenks is a valuable member of our Board of Directors because of his vast real estate and accounting experience, including having served as treasurer for other larger organizations.

John Jenks Independent Director

Sculptor REIT	3	2025 Proxy Statement

Proposal 1 — Election of Directors

Jonathan G. Geanakos is an independent director and a member of the Audit and Nominating and Corporate Governance Committees and Chair of the Affiliate Transaction Committee, positions he has held since February 2023. Mr. Geanakos brings more than 35 years of real estate investment management and capital markets experience to his role as a board member of the Company. Currently, Mr. Geanakos serves on the Board of Directors of Holland Partners Group (HPG), a preeminent developer, owner, and operator of Class A multifamily properties across the Western United States. Mr. Geanakos also serves as a Strategic Adviser to FHR Capital, LLC, a real estate private equity firm that invests in Class A logistics properties across the US on behalf of institutional and high net worth clients. Since March 2025, Mr. Geanakos has served as a senior advisor to Anodet, a company that provides anomaly detection systems for the real estate sector. From July 2019 to June 2022, he was an Executive Managing Director and voting member of the JLL Capital Markets Executive Committee and co-led JLL’s International Client Coverage team and Global Family Office Practice, each operating across the Americas, EMEA, and Asia Pacific. From May 2016 to July 2019, Mr. Geanakos served as the President of JLL Capital Markets - Americas where he led a capital markets brokerage platform across the United States and Canada, and served on JLL Capital Markets Global Board of Directors. Prior to joining JLL, Mr. Geanakos co-founded Cabot Street Capital Partners, a boutique investment platform focused on value-add/opportunistic investments across the U.S. and served as its CEO and Co-Founder from January 2014 through May 2016. Mr. Geanakos graduated from the University of Massachusetts Lowell’s Manning School of Business with a Bachelor of Science degree in Management, and Babson College’s Olin School of Business with a Masters of Business Administration.
Mr. Geanakos is a valuable member of our Board of Directors because of his vast real estate experience.

Jonathan G. Geanakos Independent Director

Kristi Jackson is an independent director and a member of the Audit and Affiliate Transaction Committees and Chair of the Nominating and Corporate Governance Committee, positions she has held since February 2023. Since 2009, Ms. Jackson has served as co-founder and Chairman of TFA Capital Partners, an investment bank and finance company serving the needs of Native American Tribes. From 1995 to 2009, Ms. Jackson served as a Managing Director at Banc of America Securities, leading the Tribal finance effort on the bank’s investment banking platform. From December 2021 to June 2023, she served as an independent director of the affiliated Sculptor Acquisition Corp I and was a member of its audit, nominating and compensation committees. Ms. Jackson is a member of the Advisory Board of SlotCo, a corporation owned by Mille Lacs Corporate Ventures, an enterprise of the Mille Lacs Band of Ojibwe Indians. Ms. Jackson is a member of the Corporate Board of Advisors for the Native American Finance Officers Association and has been a member of the Advisory Board for the Global Gaming Expo (G2E) industry conference. Ms. Jackson received a bachelor’s degree in economics and mathematics from the University of California at Irvine and an MBA from the Anderson School at UCLA. Ms. Jackson holds FINRA series 7, 24 and 63 securities licenses.
Ms. Jackson is a valuable member of our Board of Directors because of her vast finance and leadership experience.

Kristi Jackson Independent Director

Sculptor REIT	4	2025 Proxy Statement

Proposal 1 — Election of Directors

Robert W. Winston is an independent director and a member of the Audit, Affiliate Transaction and Nominating and Corporate Governance Committees, positions he has held since February 2023. From 1991 through 1997, Mr. Winston owned and operated Winston Hospitality, Inc. (“Hospitality”), a privately held operating company that provides management services. Under his guidance, Hospitality grew its portfolio to 38 hotels nationwide, including over 5,500 rooms in the upscale, premium branded limited-service, select-service, extended stay and full-service segments. In 1994, he co-founded and acted as chief executive officer and director of the original Winston Hotels, Inc., a real estate investment trust publicly traded on the New York Stock Exchange (NYSE: WXH), until the company was acquired in July 2007. Mr. Winston has been CEO of Hospitality since the renewal of the management company in 2007. Since November 2018, Mr. Winston has also been Chairman and Founder of Winston Hotels, LLC, which develops and acquires hotels in the U.S. and Canada. As an active developer since the sale of Winston Hotels, Inc., Mr. Winston has overseen significant hotel developments and redevelopments, including the Lucky Eagle Casino Hotel and the WinStar Hotel, as well as numerous Hilton-, IHG-, and Marriott-branded hotels in multiple segments and geographic locations. He previously served as the Chairman of the Board of Trustees for the University of North Carolina at Chapel Hill. He is a former director of the Raleigh, N.C. Research Triangle Foundation, and a former chair of the Raleigh-Durham International Airport Authority Board. Mr. Winston received a B.A. in economics and political science in 1984 from the University of North Carolina at Chapel Hill.
Mr. Winston is a valuable member of our Board of Directors because of his vast real estate experience.

Robert W. Winston Independent Director

VOTE Our Board of Directors unanimously recommends that you vote "FOR" the election of each of the Director nominees named above.

Sculptor REIT	5	2025 Proxy Statement

Proposal 1 — Election of Directors
The Board of Directors and Committees
Our business is managed by our Adviser, subject to the oversight and direction of our Board of Directors. Our Board of Directors has seven members and is currently composed of Messrs. Orbuch, Hecker, Geanakos, Jenks and Winston and Mses. Conti and Jackson.
Director Independence
Our Corporate Governance Guidelines require a majority of the members of our Board of Directors, and all members of our Audit Committee, Affiliate Transaction Committee and Nominating and Corporate Governance Committee, to be “independent” directors in accordance with the criteria in our Corporate Governance Guidelines. Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Geanakos, Jenks and Winston and Ms. Jackson are “independent” members of our Board of Directors under all applicable standards for independence, under the listing standards of the New York Stock Exchange (“NYSE”) and under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including with respect to committee service on our Audit Committee, Affiliate Transaction Committee and Nominating and Corporate Governance Committee.
Our Corporate Governance Guidelines provide that a majority of our board seats must be for independent directors. Our Corporate Governance Guidelines define an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with Sculptor or our Adviser. Pursuant to our Corporate Governance Guidelines, a director is deemed to be associated with Sculptor or our Adviser if he or she owns a material interest in, is employed by, is an officer or director of, or has any material business or professional relationship with Sculptor, our Adviser or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs sponsored by Sculptor or advised by our Adviser. For purposes of this definition, “affiliate” does not include a REIT or other investment program organized by Sculptor or advised or managed by our Adviser or its affiliates. In addition, consistent with the above, serving as an independent director of or receiving independent director fees from or owning an interest in a REIT or other investment program organized by Sculptor or advised or managed by the Adviser or its affiliates shall not, by itself, cause a director to be deemed associated with Sculptor or the Adviser. A business or professional relationship will be deemed material per se if the gross income derived by the director from Sculptor, our Adviser or any of their affiliates during either of the last two years exceeds 5% of either (1) the director’s annual gross income derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis as of the end of the applicable year. An ownership interest is considered material if the value of such interest exceeds 5% of the director’s net worth on a fair market value basis. An indirect association is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, Sculptor, our Adviser or any of their affiliates.
Board of Directors Composition
The Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow it to satisfy its oversight responsibilities effectively. In that regard, the Nominating and Corporate Governance Committee is responsible for recommending candidates for directorships to be elected at each annual meeting or to fill vacancies or newly created directorships that occur between meetings. Only independent directors may nominate replacements for vacancies in the independent director positions. In identifying candidates, the Nominating and Corporate Governance Committee will review all nominees for director in accordance with the requirements and qualifications contained in the Company’s Corporate Governance Guidelines and recommend that the Board of Directors select those nominees whose attributes the Nominating and Corporate Governance Committee believes would be most beneficial to us. In identifying candidates for membership on the Board of Directors, the Nominating and Corporate Governance Committee takes into account the candidates’ experience, integrity, competence, diversity, skills and dedication in the context of the needs of the Board of Directors and any other factors it considers appropriate.

Sculptor REIT	6	2025 Proxy Statement

Proposal 1 — Election of Directors
Director nominees may be nominated by our stockholders in accordance with the advance notice requirements contained in our bylaws. See “Stockholder Proposals for the 2026 Annual Meeting” for more information regarding the advance notice requirements contained in our bylaws. Our Board of Directors also will consider recommendations made by our stockholders. See “Corporate Governance—Stockholder Nominations and Communications Policy” for more information with respect to the consideration of candidates recommended by stockholders for election as directors.
Our Board of Directors currently has three standing committees: an Audit Committee, a Nominating and Corporate Governance Committee and an Affiliate Transaction Committee. The written charters for the Audit Committee and Nominating Corporate Governance Committee were attached to our Proxy Statement for the 2024 annual meeting of stockholders as Appendix A and B, respectively.
Audit Committee
The Audit Committee is currently composed of Messrs. Geanakos, Jenks and Winston and Ms. Jackson, with Mr. Jenks serving as the committee’s chairperson. All Audit Committee members are “independent,” consistent with the qualifications set forth in the listing standards of the NYSE, our Corporate Governance Guidelines and Rule 10A-3 under the Exchange Act, applicable to boards of directors in general and audit committees in particular. Mr. Jenks is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K under the Exchange Act. The Audit Committee assists the Board of Directors in overseeing:
•our accounting and financial reporting processes;
•the integrity and audits of our financial statements;
•our compliance with legal and regulatory requirements;
•the qualifications and independence of our independent auditors; and
•the performance of our internal and independent auditors.
In addition, the Audit Committee selects the independent auditors to audit our annual financial statements and reviews with the independent auditors the plans and results of the audit engagement. The Audit Committee also approves the audit and non-audit services provided by the independent public accountants and the fees we pay for these services.
The Audit Committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters. The Audit Committee oversees the review and handling of any complaints submitted pursuant to the forgoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act.
Affiliate Transaction Committee
The Affiliate Transaction Committee is currently composed of Messrs. Geanakos, Jenks and Winston and Ms. Jackson with Mr. Geanakos serving as the committee’s chairperson. All Affiliate Transaction Committee members are “independent,” consistent with the qualifications set forth in the listing standards of the NYSE, our Corporate Governance Guidelines and Rule 10A-3 under the Exchange Act applicable to boards of directors in general. The primary purpose of the Affiliate Transaction Committee is to review transactions between us and Sculptor or its affiliates (including our Adviser) or with other related persons and to determine if the resolution of the conflict of interest is fair and reasonable to us and our stockholders.
The Affiliate Transaction Committee is responsible for reviewing and approving the terms of all transactions between us and Sculptor or its affiliates (including our Adviser) or any member of our Board of Directors, including (when applicable) the economic, structural and other terms of all acquisitions and dispositions between us and Sculptor or its affiliates (including our Advisor). Generally, under our Corporate Governance Guidelines, we may enter into transactions with Sculptor, our Adviser, our directors and their respective affiliates only if a majority of our Board of Directors, and a majority of the Affiliate Transaction Committee (which is comprised of each of our independent directors), not otherwise interested in the transaction, approve the transaction as being fair and reasonable to us and on terms and conditions no less favorable to us than those available from third parties. Under our Corporate Governance Guidelines, the Affiliate Transaction Committee is also responsible for reviewing our Adviser’s performance and the fees and expenses paid by us to our Adviser and any of its affiliates.

Sculptor REIT	7	2025 Proxy Statement

Proposal 1 — Election of Directors
Compensation Committee
We do not have a standing Compensation Committee. The primary function of a Compensation Committee would be to administer the granting of awards to our independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with an equity incentive plan. Our Nominating and Corporate Governance Committee, which is comprised of each of our independent directors, is responsible for reviewing the compensation and benefits paid by us to our independent directors. We do not have a charter that governs the process of setting compensation.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is currently composed of Messrs. Geanakos, Jenks and Winston and Ms. Jackson, with Ms. Jackson serving as the committee’s chairperson. All Nominating and Corporate Governance Committee members are “independent,” consistent with the qualifications set forth in the listing standards of the NYSE, our Corporate Governance Guidelines and Rule 10A-3 under the Exchange Act applicable to boards of directors in general.
Among other things, the Nominating and Corporate Governance Committee assists our Board of Directors in identifying individuals qualified to become members of our Board of Directors; recommends candidates to our Board of Directors to fill vacancies on the Board of Directors; recommends committee assignments for directors to the full Board of Directors; periodically assesses the performance of our Board of Directors; reviews the compensation and benefits paid by us to our independent directors and reviews and recommends appropriate corporate governance policies and procedures to our Board of Directors.
The Nominating and Corporate Governance Committee will review all nominees for director, including those recommended by stockholders, in accordance with requirements and qualifications set forth in our Corporate Governance Guidelines and will recommend that the Board of Directors select those nominees whose attributes it believes would be most beneficial to us. Our Nominating and Corporate Governance Committee believes that the significance of each director nominee’s qualifications, experience, attributes and skills is particular to that individual, meaning that there is no single test applicable to all director candidates. As a result, our Nominating and Corporate Governance Committee has not established specific minimum qualifications that must be met by each individual wishing to serve as a director. When evaluating candidates for a position on our Board of Directors, the Nominating and Corporate Governance Committee considers the potential impact of the candidate, along with his or her particular experiences, on the board as a whole, and takes into account minimum individual qualifications, such as personal integrity and moral character, willingness to apply sound business judgment, industry knowledge or experience and an ability to work collaboratively with the other members of the Board of Directors and any other factors it considers appropriate. Our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, but the Board of Directors believes that the backgrounds and qualifications of its directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board of Directors, may impact our Nominating and Corporate Governance Committee's view as to the candidate. In evaluating director candidates, our Nominating and Corporate Governance Committee considers all factors that it deems relevant.
In addition, each director is required to have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company, and at least one of the independent directors shall have at least three years of relevant real estate experience.

Sculptor REIT	8	2025 Proxy Statement

Proposal 1 — Election of Directors
Meetings
Directors are expected to attend board meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to discharge their responsibilities properly. Our Board of Directors conducts its business through meetings of the Board of Directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the year ended December 31, 2024, the Board of Directors held six meetings, the Audit Committee held five meetings, the Affiliate Transaction Committee held four meetings and the Nominating and Corporate Governance Committee held four meetings. Each director, except for Mr. Orbuch, attended at least 75% of the combined number of meetings of the Board of Directors and meetings of committees on which he or she served during the period in 2024 in which he or she served as a director or member of such committee, as applicable. Mr. Orbuch attended 67% of our Board of Directors meetings.
We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. All of our directors attended our 2024 annual meeting of stockholders.
Executive Sessions
Our independent directors regularly hold executive sessions at which management is not present.
Board Leadership Structure and Role in Risk Oversight
Our Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent pursuant to the definition of independence established by our Corporate Governance Guidelines and the standards of the NYSE.
Steven Orbuch currently serves as Chairperson of the Board of Directors and Chief Executive Officer. In his capacity as Chairperson of the Board of Directors and Chief Executive Officer, Mr. Orbuch leads the investment strategy of the Company and is responsible for managing the day-to-day operations of the Company.
The Board of Directors determined that combining the Chief Executive Officer and Chairperson positions is the appropriate leadership structure for the Company at this time. The evidence does not demonstrate that any one leadership structure is more effective at creating long-term stockholder value and the decision of whether to combine or separate the positions of Chief Executive Officer and Chairperson will vary company to company and depend upon a company’s particular circumstances at a given point in time. Accordingly, the Board of Directors carefully considers from time to time whether the Chief Executive Officer and Chairperson positions should be combined based on what the Board of Directors believes is best for the Company and its stockholders. The Company does not have a lead independent director as all of the independent directors are actively involved in board meetings.
As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter and bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our Adviser is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and its committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Adviser and our executive officers.

Sculptor REIT	9	2025 Proxy Statement

Proposal 1 — Election of Directors
In connection with their oversight of risks to our business, our Board of Directors and the Audit Committee consider feedback from our Adviser concerning the risks related to our business, operations and strategies. The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Affiliate Transaction Committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving our Adviser and its affiliates. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and risks associated with board organization, membership and structure, succession planning and corporate governance. Our compensation policies and practices, pursuant to which we pay no cash compensation to our Adviser’s officers and employees since they are compensated by our Adviser or its affiliates, do not create risks that are reasonably likely to have a material adverse effect on us. With respect to cybersecurity risk oversight, the Board of Directors and/or the Audit Committee receive periodic reports and/or updates from management on the primary cybersecurity risks facing the Company and our Adviser and the measures the Company and our Adviser are taking to mitigate such risks. In addition to such reports, the Board of Directors and/or the Audit Committee receive updates from management as to changes to the Company’s and the Adviser’s cybersecurity risk profile or certain newly identified risks.
Corporate Governance
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees (if any), and to all of the officers and employees of the Adviser. Our Code of Business Conduct and Ethics, as it relates to those also covered by Sculptor’s code of ethics, operates in conjunction with, and in addition to, Sculptor’s code of ethics. Our Code of Business Conduct and Ethics is designed to comply with U.S. Securities and Exchange Commission (“SEC”) regulations relating to codes of conduct and ethics. The Company does not have a hedging policy for its officers, employees and directors at this time.
Any waiver of the Code of Business Conduct and Ethics may be made only by the disinterested members of our Board of Directors or a committee thereof and will be promptly disclosed to stockholders in accordance with any applicable rules and regulations.
Insider Trading Policy
We have adopted insider trading policies and procedures governing the purchase, sale and/or other dispositions of our securities by Covered Persons that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. These policies are contained within our Code of Business Conduct and Ethics, a copy of which was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.
Corporate Governance Guidelines
We have also adopted Corporate Governance Guidelines to advance the functioning of our Board of Directors and its committees and to set forth our Board of Directors’ expectations as to how it and they should perform its and their respective functions. Our Corporate Governance Guidelines also place numerous limitations on us with respect to the manner in which we may invest our funds and limitations in connection with transactions with affiliated entities or persons.

Sculptor REIT	10	2025 Proxy Statement

Proposal 1 — Election of Directors
Stockholder Nominations and Communications Policy
We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:
The Board of Directors of Sculptor Diversified Real Estate Income Trust, Inc.
c/o Secretary
9 West 57th Street, 40th Floor
New York, New York 10019
All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.
Director nominees may be nominated by our stockholders in accordance with our bylaws and the advance notice requirements contained in our bylaws. See “Stockholder Proposals for the 2026 Annual Meeting” for more information regarding the advance notice requirements contained in our bylaws.

Sculptor REIT	11	2025 Proxy Statement

Proposal 1 — Election of Directors
Executive and Senior Officers
The following table sets forth the positions, ages as of April 21, 2025 and selected biographical information for our executive officers. Messrs. Orbuch and Hecker and Ms. Conti’s biographical information is provided in the section of this Proxy Statement entitled “Proposal 1 – Election of Directors.”

Name	Age	Position

Steven Orbuch	58	Chairman of the Board and Chief Executive Officer
Nicholas Hecker	48	President and Director
Ellen Conti	35	Chief Financial Officer, Treasurer and Director
Scott Ciccone	66	Chief Accounting Officer
Andrew Cohen	58	Chief Operating Officer
Anshu Kalhan	44	Head of Asset Management
Colleen Kilfoyle	45	Chief Compliance Officer
Cory Perlstein	45	Chief Investment Officer
Mark Schwartz	40	Head of Acquisitions
Julie Siegel	58	Chief Legal Officer and Secretary

Scott Ciccone is the Chief Accounting Officer of the Company. Since February 2023, Mr. Ciccone has been an Executive Managing Director of Sculptor, and since November 2023 has held the position of Senior Director of Fund Finance for Sculptor. He oversees the part of the Accounting group that is responsible for fund accounting, valuations, financial reporting and regulatory reporting. Mr. Ciccone was a Managing Director at Sculptor from August 2009, and prior to his current role, from April 2019 was the Director of Fund Accounting after serving as a Co-Director of Operations from May 2015. Mr. Ciccone has over 40 years of experience in the asset management industry. Prior to joining Sculptor in 2005, he was the Chief Operating & Financial Officer for Barton Asset Management LP, a global-macro hedge fund. Previously, he worked as a Managing Director running Summit Asset Management Company Inc., a Vice President of Finance for CW Group, and the Chief Financial Officer at Rho Management Company, Inc. He began his career as an auditor at Ernst & Young. Mr. Ciccone graduated cum laude receiving a Bachelor of Business Administration in Accounting and received a Master of Business Administration with distinction, both from Pace University. He is a Certified Public Accountant certified in the State of New York.

Scott Ciccone Chief Accounting Officer

Sculptor REIT	12	2025 Proxy Statement

Proposal 1 — Election of Directors

Andrew Cohen is the Chief Operating Officer of the Company, a position he has held since February 2023. Mr. Cohen is an Executive Managing Director of Sculptor, a position he has held since February 2025, and since 2019 he has also been the Head of Asset Management for Sculptor Real Estate, where he holds overall responsibility for the asset management of Sculptor Real Estate’s equity and credit investments in the United States and Europe. Prior to his current roles, Mr. Cohen was a Principal at Sculptor Real Estate from April 2017 to July 2019. Prior to joining Sculptor Real Estate in 2014, Mr. Cohen was a Director in the Commercial Real Estate, Special Situations Group at Deutsche Bank. Prior to that, from 1997 to 2011, he was a Managing Director in Portfolio Management and Asset Management at Tishman Speyer. Mr. Cohen graduated cum laude from Tulane University where he received a Bachelor of Science in Management and graduated cum laude from Cardozo School of Law where he received a Juris Doctor.

Andrew Cohen Chief Operating Officer

Anshu Kalhan is the Head of Asset Management of the Company, a position he has held since February 2023. Since September 2020, he has been a Managing Director and Head of North American Asset Management at Sculptor Real Estate where he has primary responsibility for managing Sculptor Real Estate’s U.S. and Caribbean investments across asset classes, including gaming, lodging, multifamily, senior housing, healthcare, parking, and other real estate related sectors. Prior to his current roles, Mr. Kalhan was Principal at Sculptor Real Estate from January 2017 to September 2020. Prior to joining Sculptor Real Estate in 2013, Mr. Kalhan was the Executive Director of Business Development at Foxwoods Development Company. Prior to that, he held positions at Citigroup Real Estate Lending, and was an Analyst at Argosy Gaming Company. Mr. Kalhan holds a Master of Business Administration from Indiana University and a Bachelor of Arts in Political Science and Finance from Washington University in St. Louis.

Anshu Kalhan Head of Asset Management

Colleen Kilfoyle is the Chief Compliance Officer of the Company, a position she has held since May 2024. Ms. Kilfoyle is an Executive Managing Director for Sculptor, a position she has held since February 2025, and since 2024 has also been the Chief Compliance Officer and Chief Litigation and Regulatory Counsel for Sculptor. In her current role, Ms. Kilfoyle oversees Sculptor’s global compliance team and is responsible for managing Sculptor’s global compliance program. Prior to her current role with Sculptor, Ms. Kilfoyle was Managing Director, Head of Litigation and Anti-Corruption Programming. Prior to joining the Firm in 2015, Ms. Kilfoyle was an Associate Attorney with Dickstein Shapiro LLP where her practice focused on complex civil and bankruptcy litigation. Ms. Kilfoyle holds a Bachelor of Arts in History from Boston College and a Juris Doctor from Brooklyn Law School.

Colleen Kilfoyle Chief Compliance Officer

Sculptor REIT	13	2025 Proxy Statement

Proposal 1 — Election of Directors

Cory Perlstein is the Chief Investment Officer of the Company, a position he has held since February 2023. Since September 2019, he has served as an Executive Managing Director and Co-Head of North American Real Estate at Sculptor Real Estate. Prior to his current roles, Mr. Perlstein was Senior Principal and Co-Head of North American Real Estate at Sculptor Real Estate from April 2017 through September 2019. Mr. Perlstein has been with Sculptor Real Estate since the group’s formation in 2003, and during that time has focused on equity, debt and ground lease transactions across multiple geographies and asset classes, including lodging, office, retail, ski, golf and marinas. Prior to joining Sculptor in 2003, Mr. Perlstein was a member of the real estate group at Blackstone. Mr. Perlstein graduated cum laude and holds a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania.

Cory Perlstein Chief Investment Officer

Mark Schwartz is the Head of Acquisitions of the Company, a position he has held since May 2023. Since December 2021, he has been an Executive Managing Director and the Head of Gaming Investments at Sculptor Real Estate. Mr. Schwartz oversees Sculptor Real Estate’s investment activity in the gaming sector, including commercial, Native American, and distributed gaming. Mr. Schwartz’s prior roles at Sculptor Real Estate include Managing Director, Head of Gaming Investments from April 2017 to December 2021 and Head or co-Head of North American Real Estate Credit from October 2018 to December 2023. Mr. Schwartz joined Sculptor Real Estate in 2007 as an analyst and his experience includes equity and debt investments in both stabilized and development projects across various asset classes. Mr. Schwartz graduated magna cum laude from Princeton University, where he received a Bachelor of Arts in Economics.

Mark Schwartz Head of Acquisitions

Julie Siegel is Chief Legal Officer of the Company, a position she has held since February 2024. Ms. Siegel is an Executive Managing Officer and Chief Legal Officer of Sculptor, positions she has held since 2018 and 2024, respectively. Ms. Siegel is also a member of Sculptor’s Partner Management Committee. In her current roles, Ms. Siegel oversees Sculptor’s legal team and the management of its legal affairs. Prior to her current roles with Sculptor, Ms. Siegel was Executive Managing Director, Chief Administrative Officer and Deputy Chief Legal Officer from 2019 through 2024. Ms. Siegel has over 30 years of professional experience. Prior to joining Sculptor in 2006, Ms. Siegel was Counsel at Shearman & Sterling, where she represented financial institutions, corporations and alternative asset managers. Prior to that, she was an Associate at Cadwalader, Wickersham & Taft. Ms. Siegel holds a Bachelor of Arts in International Economics from the University of Michigan and received a Juris Doctor with honors from Brooklyn Law School.

Julie Siegel Chief Legal Officer

Sculptor REIT	14	2025 Proxy Statement

Compensation of Directors and Executive Officers
Executive Officer Compensation
We are externally managed and currently have no employees, other than twelve employees of CapGrow Partners, LLC who operate the CapGrow business. Our executive officers serve as officers of our Adviser and are employees of our Adviser or one or more of its affiliates. Our Advisory Agreement provides that our Adviser is responsible for managing our investment activities, as such our executive officers do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from Sculptor. In addition, we do not reimburse our Adviser or Sculptor for compensation it pays to our executive officers. The Advisory Agreement does not require our executive officers to dedicate a specific amount of time to fulfilling our Adviser’s obligations to us under the Advisory Agreement. Furthermore, we do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers, our executive officers have not received any nonqualified deferred compensation and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us.
Although we do not pay our executive officers any cash compensation, we pay the Adviser the fees described under the heading “Transactions with Related Persons and Certain Control Persons—Our Relationship with Our Adviser and Sculptor—Advisory Agreement.”
Policies and Practices Related to the Timing of Equity Awards
We currently do not grant stock options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of executive compensation, if any.
Independent Director Compensation
Our Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has approved an independent director compensation plan, pursuant to which we compensate each independent director (i.e., a director who is not affiliated with our Adviser or Sculptor) with an annual retainer of $100,000, consisting of (i) $75,000 payable in cash quarterly in arrears and (ii) a grant of $25,000 of restricted stock on the date of the annual meeting of stockholders at which the director is appointed or elected for the next board term. We pay an additional cash retainer of $10,000 to the Audit Committee chairperson (Mr. Jenks) and $5,000 to each of the Nominating and Corporate Governance Committee chairperson (Ms. Jackson) and the Affiliate Transaction Committee chairperson (Mr. Geanakos). Each director may elect to receive all or a portion of the amounts otherwise payable in cash in the form of restricted stock.
The restricted stock grant will be based on the then-current per share transaction price of our Class E shares at the time of grant. Restricted stock grants will generally vest on the first anniversary of the date of grant.
We do not intend to pay our directors additional fees for attending board meetings, but we intend to reimburse each of our directors for reasonable out-of-pocket expenses incurred in attending board and committee meetings (including, but not limited to, airfare, hotel and food). Our directors who are affiliated with our Adviser or Sculptor will not receive additional compensation for serving on the Board of Directors or committees thereof.

Sculptor REIT	15	2025 Proxy Statement

Compensation of Directors and Executive Officers
The following table sets forth the compensation earned by or paid to our directors during the year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Steven Orbuch	—	—	—
Nicholas Hecker	—	—	—
Ellen Conti	—	—	—
John Jenks	53,125	67,500	120,625
Jonathan G. Geanakos	80,000	25,000	105,000
Kristi Jackson	48,596	55,000	103,596
Robert Winston	2,055	100,000	102,055
(1)    Includes the total value in restricted stock granted to each of our independent directors and cash compensation paid in the form of restricted shares of our common stock during the year ended December 31, 2024, excluding any shares earned under the distribution reinvestment plan. The grants of Class E restricted shares were made in June 2024 and vest in June 2025. The grants were valued based on a net asset value (“NAV”) per share of our Class E shares at the date of the grant .
Equity Compensation Plan Information
As of December 31, 2024, we did not have an equity compensation plan or individual compensation arrangement under which equity securities of the registrant are authorized for issuance other than the restricted stock granted to our directors as described under “Compensation of Directors and Executive Officers — Independent Director Compensation,” which description is incorporated herein by reference. The following table sets forth information regarding securities authorized for issuance under our independent director compensation as of December 31, 2024:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	N/A	N/A	N/A
Equity compensation plans not approved by security holders	N/A	N/A	414,797

Sculptor REIT	16	2025 Proxy Statement

Compensation of Directors and Executive Officers
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of April 21, 2025, information regarding the number and percentage of shares of our common stock owned by each director, our named executive officers, all directors and executive officers as a group, and any person known to us to be the beneficial owner of more than 5% of outstanding shares of our common stock. As of April 21, 2025, there were a total of 34,847,046 shares of our common stock issued and outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. The address for each of the persons named below is in care of our principal executive offices at 9 West 57th Street, 40th Floor, New York, NY 10019.

Name of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Shares Beneficially Owned (%)

Directors and Named Executive Officers:
Steven Orbuch	—
Nicholas Hecker	—
Ellen Conti	—
Scott Ciccone	—
Andrew Cohen	—
Anshu Kalhan	—
Colleen Kilfoyle	—
Cory Perlstein	—
Mark Schwartz	—
Julie Siegel	—
John Jenks	14,310	*
Jonathan G. Geanakos	14,310	*
Kristi Jackson	19,349	*
Robert Winston	23,758	*
All current executive officers and directors as a group (14 persons)	71,727	*
5% Stockholders
OPERF(1)	15,000,000.00	43%
Kern County Employees’ Retirement Association(2)	4,576,910	13%
Sculptor Real Estate Enhanced Tranche I LLC(3)	2,982,784	9%
Except as otherwise mentioned below, all shares listed in the table above are Class E shares.
*    Represents less than 1%.
(1)    The State of Oregon, by and through the Oregon Investment Council on Behalf of the Oregon Public Employees Retirement Fund (“OPERF” or the "Founding Investor”). OPERF’s address is Office of the Oregon Treasurer, 16290 SW Upper Boones Ferry Road Tigard, OR 97224. OPERF holds Class F shares.
(2)    The business address of Kern Country Employees’ Retirement Association (“KCERA”) is 11125 River Run Blvd., Bakerfield, CA 93311. KCERA holds Class F shares.
(3)    The business address of Sculptor Real Estate Enhanced Tranche I LLC (the “Investment Platform”) is 9 West 57th Street, 40th Floor, New York, NY 10019. The Investment Platform holds Class E shares. Sculptor Advisors LLC (“Advisors”) is the manager of the Investment Platform. Sculptor Real Estate Advisors LP (“RE Advisors”) is the managing member of Advisors. Sculptor Real Estate GP LLC (“RE GP”) is the general partner of RE Advisors. Sculptor Capital LP (“Sculptor”) is the managing member of RE GP. Sculptor Capital Holding Corporation (“SCHC”) is the general partner of Sculptor. Sculptor Capital Management, Inc. (“SCU”) is the sole shareholder of SCHC. Rithm Capital Corp. ("RITM") is the sole shareholder of SCU , is publicly traded on the New York Stock Exchange and makes decisions through its board of directors. Accordingly, Advisors, RE Advisors, RE GP, Sculptor, SCHC, SCU and RITM, may be deemed to be beneficial owners of the Investment Platform. Advisors, RE Advisors, RE GP, Sculptor, SCHC and SCU have a business address of 9 West 57th Street, 40th Floor, New York, NY 10019. Rithm’s business address is 799 Broadway, 8th Floor, New York, NY 10003.

Sculptor REIT	17	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
The following describes all transactions during the fiscal year ended December 31, 2024 and currently proposed transactions involving us, our directors, our Adviser, Sculptor and any affiliate thereof.
Our Relationship with Our Adviser and Sculptor
We are externally managed by our Adviser, Sculptor Advisors LLC, a Delaware limited liability company, which is responsible for sourcing, evaluating and monitoring our investment opportunities and making decisions related to the acquisition, management, financing and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations, subject to oversight by our Board of Directors. The Adviser is a subsidiary of our sponsor Sculptor Capital Management, Inc. All of our officers and directors, other than the independent directors, are employees of Sculptor. We have and will continue to have certain relationships with the Adviser and its affiliates.
The Advisory Agreement
We are managed and advised by the Adviser pursuant to the Fourth Amended and Restated Advisory Agreement effective December 6, 2024 (the “Advisory Agreement”). Our Board of Directors will at all times have oversight and policy-making authority, including responsibility for governance, financial controls, compliance and disclosure with respect to our company and our Operating Partnership. Pursuant to the Advisory Agreement, our Board of Directors has delegated to our Adviser the authority to source, evaluate and monitor our investment opportunities and make decisions related to the acquisition, management, financing and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations, subject to oversight by our Board of Directors. We believe that our Adviser currently has sufficient staff and resources so as to be capable of fulfilling the duties set forth in the Advisory Agreement.
Services
Pursuant to the terms of the Advisory Agreement, our Adviser is responsible for, among other things:
•serving as an advisor to us and the Operating Partnership with respect to the establishment and periodic review of our investment guidelines and our and the Operating Partnership’s investments, financing activities and operations;
•sourcing, evaluating and monitoring our and the Operating Partnership’s investment opportunities and executing the acquisition, management, financing and disposition of our and the Operating Partnership’s assets, in accordance with our investment guidelines, policies and objectives and limitations, subject to oversight by our Board of Directors;
•with respect to prospective acquisitions, purchases, sales, exchanges or other dispositions of investments, conducting negotiations on our and the Operating Partnership’s behalf with sellers, purchasers, and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions;
•providing us with portfolio management and other related services;
•serving as our advisor with respect to decisions regarding any of our financings, hedging activities or borrowings; and
•engaging and supervising, on our and the Operating Partnership’s behalf and at our and the Operating Partnership’s expense, various service providers.
The above summary is provided to illustrate the material functions which our Adviser will perform for us, and it is not intended to include all of the services that may be provided to us by our Adviser or third parties.

Sculptor REIT	18	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
Term and Termination Rights
The initial term of the Advisory Agreement is for two years from the effective date of the agreement, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. Pursuant to our Corporate Governance Guidelines, our independent directors will evaluate the performance of our Adviser before renewing the Advisory Agreement. The Advisory Agreement may be terminated:
•by the Adviser immediately upon a “change of control” of us or our Operating Partnership;
•by the Adviser immediately upon a material breach of the Advisory Agreement by us or the Operating Partnership;
•immediately by us for “cause” or upon the bankruptcy of our Adviser;
•upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our independent directors; or
•upon 60 days’ written notice by our Adviser.
In the event the Advisory Agreement is terminated, our Adviser will be entitled to receive its prorated management fee through the date of termination. In addition, upon the termination or expiration of the Advisory Agreement, our Adviser will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function.
Management Fee, Performance Participation and Expense Reimbursements
Management Fee
Subject to the limitations described below under “Reimbursement by our Adviser,” as compensation for its services provided pursuant to the Advisory Agreement, we pay our Adviser a management fee of 0.50% of the aggregate NAV of our Class F and Class FF shares and 0.75% of the aggregate NAV of our Class AA, Class A, and Class I-S shares, per annum, payable monthly in arrears. We will pay our Adviser a management fee of 1.25% of the aggregate NAV of our Class D, Class I, and Class S shares once outstanding. Additionally, to the extent that our Operating Partnership issues Operating Partnership units to parties other than us, our Operating Partnership will pay our Adviser a management fee equal to 1.25% of the aggregate NAV of the Operating Partnership attributable to such Operating Partnership units not held by us per annum payable monthly in arrears. No management fee will be paid with respect to Class E shares or Class E units of our Operating Partnership, which are only expected to be held by Sculptor, its personnel and affiliates. In calculating the management fee, we will use our NAV and the NAV of the Operating Partnership units not held by us before giving effect to monthly accruals for the management fee, the performance participation allocation, distribution fees or distributions payable on our shares or Operating Partnership units.
The management fee may be paid, at our Adviser’s election, in cash, Class E shares or Class E units of our Operating Partnership. Our Adviser’s ability to elect to receive Class E shares or Class E units of our Operating Partnership may benefit us for cash management purposes and may further align our Adviser’s interests with our stockholders.
During the year ended December 31, 2024, the Company had incurred management fees of $1.3 million payable to the Adviser, of which $0.3 million were payable as of December 31, 2024 and were subsequently paid in Class E shares.
Performance Participation
So long as the Advisory Agreement has not been terminated (including by means of non-renewal), the Sculptor Diversified REIT Special Limited Partner LP (the “Special Limited Partner”) will hold a performance participation interest in the Operating Partnership that entitles it to receive an allocation from our Operating Partnership. This performance participation interest has three components: a performance allocation with respect to the Class D units, Class I units and Class S units (the “Performance Allocation”); a performance allocation with respect to the Class A units and Class AA units (the “Class A Performance Allocation”); a performance allocation with respect to the Class I-S units (the “Class I-S Performance Allocation”); and a performance allocation with respect to the Class F units and Class FF units (the “Class F Performance Allocation”). Such allocations will be made annually and accrue monthly.

Sculptor REIT	19	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
With respect to Class D, Class I and Class S units, the Special Limited Partner holds a performance participation interest in the Operating Partnership that entitles it to receive an allocation from our Operating Partnership equal to 12.5% of the Total Return, subject to a 5% Hurdle Amount and a High-Water Mark, with a Catch-Up (each term as defined below).
Specifically, the Special Limited Partner will be allocated a performance participation in an amount equal to:
•First, if the Total Return for the applicable period exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carryforward Amount (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount allocated to the Special Limited Partner equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to the Special Limited Partner pursuant to this clause (this is commonly referred to as a “Catch-Up”); and
•Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.
“Total Return” for any period since the end of the prior calendar year shall equal the sum of:
i.all distributions accrued or paid (without duplication) on the Class D, Class I and Class S units outstanding at the end of such period since the beginning of the then-current calendar year plus
ii.the change in aggregate NAV of such units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of such units, (y) the Performance Allocation (and any accrual thereof) and (z) any applicable distribution fees.
For the avoidance of doubt, the calculation of Total Return will (i) include any appreciation or depreciation in the NAV of Class D, Class I and Class S units issued during the then-current calendar year but (ii) exclude the proceeds from the initial issuance of such units.
“Hurdle Amount” for any period during a calendar year means that amount that results in a 5% annualized internal rate of return on the NAV of the Class D, Class I and Class S units outstanding at the beginning of the then-current calendar year and all such units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such units and all issuances of such units over the period and calculated in accordance with recognized industry practices. The ending NAV of such units used in calculating the internal rate of return will be calculated before giving effect to any applicable Performance Allocation and distribution fees (including any accrual thereof), provided that the calculation of the Hurdle Amount for any period will exclude any such units repurchased during such period.
Except as described in “Loss Carryforward Amount” below, any amount by which the Total Return falls below the Hurdle Amount will not be carried forward to subsequent periods.
“Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return, provided that the Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carryforward Amount will exclude the Total Return related to any Class D, Class I or Class S units repurchased during such year. The effect of the Loss Carryforward Amount is that the recoupment of past annual Total Return losses will offset the positive annual Total Return for purposes of the calculation of the Special Limited Partner’s performance participation. This is referred to as a “High-Water Mark.”
With respect to Class A and AA units, the Special Limited Partner holds a performance participation interest in the Operating Partnership that entitles it to receive an allocation from our Operating Partnership equal to 10.0% of the Class A Total Return, subject to a 7% Class A Hurdle Amount and a High-Water Mark, with a 50% Catch-Up (each term as defined below).
Specifically, the Special Limited Partner will be allocated a performance participation in an amount equal to:
•First, if the Class A Total Return for the applicable period exceeds the sum of (i) the Class A Hurdle Amount for that period and (ii) the Class A Loss Carryforward Amount (any such excess, “Class A Excess Profits”), 50% of such Class A Excess Profits until the total amount allocated to the Special Limited Partner equals 10.0% of the sum of (x) the Class A Hurdle Amount for that period and (y) any amount allocated to the Special Limited Partner pursuant to this clause (this is commonly referred to as a “Catch-Up”); and

Sculptor REIT	20	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
•Second, to the extent there are remaining Class A Excess Profits, 10.0% of such remaining Class A Excess Profits.
“Class A Total Return” for any period since the end of the prior calendar year shall equal the sum of:
i.all distributions accrued or paid (without duplication) on all Class A and Class AA units outstanding at the end of such period since the beginning of the then-current calendar year plus
ii.the change in aggregate NAV of such units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of such units, (y) the Class A Performance Allocation (and any accrual thereof) and (z) any applicable distribution fee expenses.
For the avoidance of doubt, the calculation of Class A Total Return will (i) include any appreciation or depreciation in the NAV of Class A and Class AA units issued during the then-current calendar year but (ii) exclude the proceeds from the initial issuance of such units.
“Class A Hurdle Amount” for any period during a calendar year means that amount that results in a 7% annualized internal rate of return on the NAV of the Class A and Class AA units at the beginning of the then-current calendar year and all such units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such units and all issuances of such units over the period and calculated in accordance with recognized industry practices. The ending NAV of such units used in calculating the internal rate of return will be calculated before giving effect to any applicable Class A Performance Allocation and distribution fees (including any accrual thereof), provided that the calculation of the Class A Hurdle Amount for any period will exclude any such units repurchased during such period.
Except as described in “Class A Loss Carryforward Amount” below, any amount by which the Class A Total Return falls below the Class A Hurdle Amount will not be carried forward to subsequent periods.
“Class A Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Class A Total Return and decrease by any positive annual Class A Total Return, provided that the Class A Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Class A Loss Carryforward Amount will exclude the Class A Total Return related to any Class A and Class AA units repurchased during such year. The effect of the Class A Loss Carryforward Amount is that the recoupment of past annual Class A Total Return losses will offset the positive annual Class A Total Return for purposes of the calculation of the Special Limited Partner’s performance participation. This is referred to as a “High-Water Mark.”
With respect to Class I-S units, the Special Limited Partner holds a performance participation interest in the Operating Partnership that entitles it to receive an allocation from our Operating Partnership equal to 10.0% of the Class I-S Total Return, subject to a 7% Class I-S Hurdle Amount and a High-Water Mark, with a 50% Catch-Up (each term as defined below).
Specifically, the Special Limited Partner will be allocated a performance participation in an amount equal to:
•First, if the Class I-S Total Return for the applicable period exceeds the sum of (i) the Class I-S Hurdle Amount for that period and (ii) the Class I-S Loss Carryforward Amount (any such excess, “Class I-S Excess Profits”), 50% of such Class I-S Excess Profits until the total amount allocated to the Special Limited Partner equals 10.0% of the sum of (x) the Class I-S Hurdle Amount for that period and (y) any amount allocated to the Special Limited Partner pursuant to this clause (this is commonly referred to as a “Catch-Up”); and
•Second, to the extent there are remaining Class I-S Excess Profits, 10.0% of such remaining Class I-S Excess Profits.
“Class I-S Total Return” for any period since the end of the prior calendar year shall equal the sum of:
i.all distributions accrued or paid (without duplication) on all Class I-S units outstanding at the end of such period since the beginning of the then-current calendar year plus
ii.the change in aggregate NAV of such units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of such units and (y) the Class I-S Performance Allocation (and any accrual thereof).

Sculptor REIT	21	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
For the avoidance of doubt, the calculation of Class I-S Total Return will (i) include any appreciation or depreciation in the NAV of Class I-S units issued during the then-current calendar year but (ii) exclude the proceeds from the initial issuance of such units.
“Class I-S Hurdle Amount” for any period during a calendar year means that amount that results in a 7% annualized internal rate of return on the NAV of the Class I-S units at the beginning of the then-current calendar year and all such units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such units and all issuances of such units over the period and calculated in accordance with recognized industry practices. The ending NAV of such units used in calculating the internal rate of return will be calculated before giving effect to any applicable Class I-S Performance Allocation (including any accrual thereof), provided that the calculation of the Class I-S Hurdle Amount for any period will exclude any such units repurchased during such period.
Except as described in “Class I-S Loss Carryforward Amount” below, any amount by which the Class I-S Total Return falls below the Class I-S Hurdle Amount will not be carried forward to subsequent periods.
“Class I-S Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Class I-S Total Return and decrease by any positive annual Class I-S Total Return, provided that the Class I-S Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Class I-S Loss Carryforward Amount will exclude the Class I-S Total Return related to any Class I-S units repurchased during such year. The effect of the Class I-S Loss Carryforward Amount is that the recoupment of past annual Class I-S Total Return losses will offset the positive annual Class I-S Total Return for purposes of the calculation of the Special Limited Partner’s performance participation. This is referred to as a “High-Water Mark.”
With respect to Class F and Class FF units, the Special Limited Partner holds a performance participation interest in the Operating Partnership that entitles it to receive an allocation from our Operating Partnership equal to 6.25% of the Class F Total Return, subject to a 7% Class F Hurdle Amount and a High-Water Mark, with a 50% Catch-Up (each term as defined below).
Specifically, the Special Limited Partner will be allocated a Class F performance participation in an amount equal to:
•First, if the Class F Total Return for the applicable period exceeds the sum of (i) the Class F Hurdle Amount for that period and (ii) the Class F Loss Carryforward Amount (any such excess, “Class F Excess Profits”), 50% of such Class F Excess Profits until the total amount allocated to the Special Limited Partner equals 6.25% of the sum of (x) the Class F Hurdle Amount for that period and (y) any amount allocated to the Special Limited Partner pursuant to this clause (this is commonly referred to as a “Catch-Up”); and
•Second, to the extent there are remaining Class F Excess Profits, 6.25% of such remaining Class F Excess Profits.
“Class F Total Return” for any period since the end of the prior calendar year shall equal the sum of:
i.all distributions accrued or paid (without duplication) on the Class F and Class FF units outstanding at the end of such period since the beginning of the then-current calendar year plus
ii.the change in aggregate NAV of such Class F and Class FF units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Class F and Class FF units and (y) any allocation/accrual to the Class F performance participation interest.
For the avoidance of doubt, the calculation of Class F Total Return will (i) include any appreciation or depreciation in the NAV of Class F and Class FF units issued during the then-current calendar year but (ii) exclude the proceeds from the initial issuance of such units and any upfront selling commissions.
“Class F Hurdle Amount” for any period during a calendar year means that amount that results in a 7% annualized internal rate of return on the NAV of the Class F and Class FF units outstanding at the beginning of the then-current calendar year and all Class F and Class FF units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such units and all issuances of Class F and Class FF units over the period and calculated in accordance with

Sculptor REIT	22	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons recognized industry practices. The ending NAV of the Class F and Class FF units used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the Class F Performance Allocation (including any accrual thereof), provided that the calculation of the Class F Hurdle Amount for any period will exclude any Class F and Class FF units repurchased during such period.
Except as described in “Class F Loss Carryforward Amount” below, any amount by which the Class F Total Return falls below the Class F Hurdle Amount will not be carried forward to subsequent periods.
“Class F Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Class F Total Return and decrease by any positive annual Class F Total Return, provided that the Class F Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Class F Loss Carryforward Amount will exclude the Class F Total Return related to any Class F and Class FF units repurchased during such year. The effect of the Class F Loss Carryforward Amount is that the recoupment of past annual Class F Total Return losses will offset the positive annual Class F Total Return for purposes of the calculation of the Special Limited Partner’s Class F performance participation. This is referred to as a “High-Water Mark.”
The Special Limited Partner will also be allocated a Performance Allocation, Class A Performance Allocation, Class I-S Performance Allocation or Class F Performance Allocation, as applicable, with respect to all Operating Partnership units that are repurchased at the end of any month (in connection with repurchases of our shares in our share repurchase plan) in an amount calculated as described above with the relevant period being the portion of the year for which such unit was outstanding, and proceeds for any such unit repurchase will be reduced by the amount of any such Performance Allocation, Class A Performance Allocation, Class I-S Performance Allocation or Class F Performance Allocation.
Distributions on the Performance Allocation, Class A Performance Allocation, Class I-S Performance Allocation or Class F Performance Allocation may be payable in cash or Class E units at the election of the Special Limited Partner. If the Special Limited Partner elects to receive such distributions in Class E units, the Special Limited Partner may request that we repurchase such Class E units from the Special Limited Partner for cash or (at the Special Limited Partner’s election) Class E shares of our common stock. Such repurchases will be outside our share repurchase plan and thus will not be subject to the plan’s repurchase limits or early repurchase deduction.
Special Limited Partner will not be obligated to return any portion of performance participation paid based on our subsequent performance.
As of December 31, 2024, there was no performance allocation owed to the Special Limited Partner for the year.
Expense Reimbursement
Subject to the limitations described below under “Adviser Support” and “Reimbursement by our Adviser,” our Adviser is entitled to reimbursement of all costs and expenses incurred by it or its affiliates on our behalf, provided that our Adviser is currently responsible for the expenses related to any and all personnel of our Adviser who provide investment advisory services to us pursuant to the Advisory Agreement (including, without limitation, each of our executive officers and any directors who are also directors, officers or employees of our Adviser or any of its affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. Without limiting the generality of the foregoing, costs eligible for reimbursement include out-of-pocket costs and expenses our Adviser incurs in connection with the services it provides to us related to (1) organization and offering expenses (described in more detail below under “Adviser Support”) but excluding upfront selling commissions and distribution fees, (2) the actual cost of goods and services used by us and obtained from third parties, including fees paid to administrators, consultants, attorneys, technology providers and other services providers, and brokerage fees paid in connection with the purchase and sale of investments and securities, (3) expenses of managing and operating our properties, whether payable to an affiliate or a non-affiliated person, and (4) out-of-pocket expenses in connection with the selection and acquisition of properties and real estate debt, whether or not such investments are acquired. Such out-of-pocket costs and expenses will include expenses relating to compliance-related matters and regulatory filings relating to our activities (including, without limitation, expenses relating to the preparation and filing

Sculptor REIT	23	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons of Form PF, Form ADV, reports to be filed with the CFTC, reports, disclosures, and/or other regulatory filings of our Adviser and its affiliates relating to our activities (including our pro rata share of the costs of our Adviser and its affiliates of regulatory expenses that relate to us and other investment funds, programs, REITs, entities and separate accounts formed, advised or managed by Sculptor (collectively, “Other Sculptor Accounts”).
During the year ended December 31, 2024 , the Company incurred $3.4 million of operating expenses reimbursable to the Adviser. As of December 31, 2024, the Company owed the Adviser less than $0.1 million of such advanced operating expenses.
Adviser Support
Our Adviser agreed to advance all expenses on our behalf in connection with our formation and the raising (or attempted raise) of equity capital through March 2024, including (without limitation) the following: legal, accounting, investment banking and other advisory fees; regulatory and other filing fees; expenses of qualification of the sale of our shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees; printing, engraving and mailing costs; expenses of the marketing and distribution of the shares, reasonable bona fide due diligence expenses of a dealer manager and selected dealers supported by detailed and itemized invoices, costs in connection with sales and marketing materials, design and website expenses, salaries of employees while engaged in sales activity, fees and expenses of a dealer manager’s attorneys, costs related to investor and broker-dealer sales meetings, including fees to attend retail seminars sponsored by a dealer manager or selected dealers and reimbursements to a dealer manager and selected dealers for customary travel, lodging and meals; charges of administrators, transfer agents, registrars, trustees, escrow holders, depositories and experts; but excluding upfront selling commissions and distribution fees. The costs of an audit of our financial statements for the year ended December 31, 2022 was considered an organization expense for this purpose as will all costs associated with raising $150 million in December of 2022 and the costs associated with our efforts to register a public offering with the SEC and the states (including, without limitation, filing fees with the states and FINRA and related legal fees), which efforts were not pursued after we decided to conduct our offering privately. We began reimbursing our Adviser for all such advanced expenses ratably over the 60 months following March 2024, except our Adviser has indicated that it does not intend to seek reimbursement of certain costs associated with our pursuit of a public offering, such as state and FINRA registration fees.
During the year ended December 31, 2024, the Company incurred additional offering and organization costs of $0.6 million. As of December 31, 2024, the Company owed the Adviser $2.9 million for advanced organization and offering costs.
Reimbursement by our Adviser
Our Adviser will reimburse us for any expenses that cause our Total Operating Expenses (as defined below) in any four consecutive fiscal quarters to exceed the greater of: (1) 2% of our Average Invested Assets (as defined below) or (2) 25% of our Net Income (as defined below).
Notwithstanding the foregoing, to the extent that our Total Operating Expenses exceed these limits and the independent directors determine that the excess expenses were justified based on such factors that they deem sufficient, our Adviser would not be required to reimburse us. Within 60 days after the end of any fiscal quarter for which our Total Operating Expenses for the four consecutive fiscal quarters then ended exceed these limits and our independent directors approve such excess amount, we will send our stockholders a written disclosure of such fact, or will include such information in our next quarterly report on Form 10-Q, our Annual Report on Form 10-K, or in a current report on Form 8-K filed with the SEC, together with an explanation of the factors our independent directors considered in arriving at the conclusion that such excess expenses were justified. In addition, our independent directors will review at least annually the total fees and expense reimbursements for operating expenses paid to our Adviser and the Special Limited Partner to determine if they are reasonable in light of our performance, our net assets and our net income and the fees and expenses of other comparable unaffiliated REITs. Each such determination will be recorded in the minutes of a meeting of the independent directors. For the year ended December 31, 2024, the Company’s total operating expenses were 1.5% of Average Invested Assets and 20.6% of Net Income.

Sculptor REIT	24	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
As used herein, “Total Operating Expenses” are all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles, including the management fee and the performance participation, but excluding: (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing, and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of our capital stock, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees or performance allocations made in compliance with our corporate governance guidelines or made in accordance with terms previously approved by a majority of the directors (including a majority of the independent directors), (vi) acquisition fees and acquisition expenses related to the selection and acquisition of assets, whether or not a property is actually acquired, (vii) real estate commissions on the sale of property and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).
As used herein, “Average Invested Assets” means, for any period, the average of the aggregate book value of our assets invested, directly or indirectly, in equity interests in and loans secured by real estate, including all properties, mortgages and real estate related securities and consolidated and unconsolidated joint ventures or other partnerships, before deducting depreciation, amortization, impairments, bad debt reserves or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.
As used herein, “Net Income” means, for any period, total revenues applicable to such period, less the total expenses applicable to such period other than additions to, or allowances for, non-cash charges such as depreciation, amortization, impairments and reserves for bad debt or other similar non-cash reserves.
During the year ended December 31, 2024, the total equity capital raised was approximately $84.8 million and the total costs of raising capital, which include all upfront selling commissions, dealer manager fees, distribution fees, and other offering expenses, were approximately $0.3 million, which represented approximately 0.4% of the total capital raised.
Independent Directors’ Review of Compensation
Pursuant to our Corporate Governance Guidelines, our independent directors will evaluate at least annually whether the compensation that we contract to pay to our Adviser is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our Corporate Governance Guidelines. Our independent directors will supervise the performance of our Adviser and the compensation we pay to it to determine that the provisions of the Advisory Agreement are being carried out. This evaluation is based on the factors set forth below, as well as any other factors deemed relevant by the independent directors:
•the amount of fees paid to our Adviser in relation to the size, composition and performance of our investments;
•the success of our Adviser in generating investments that meet our investment objectives;
•rates charged to other externally advised REITs and other similar investment entities by advisors performing similar services;
•additional revenues realized by our Adviser and its affiliates through their advisory relationship with us (including the performance participation allocation paid to the Special Limited Partner);
•the quality and extent of the services and advice furnished by our Adviser;
•the performance of the assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and
•the quality of our portfolio in relationship to the investments generated by our Adviser for its own account.

Sculptor REIT	25	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
In addition to the management fee, performance participation and expense reimbursements, we have agreed to indemnify and hold harmless our Adviser and its affiliates performing services for us from specific claims and liabilities arising out of the performance of their obligations under the Advisory Agreement, subject to certain limitations. See “Indemnification Agreements with Directors and Officers” below.
The CapGrow Transaction
On December 5, 2024, we acquired an additional 12.6% indirect equity interest in CapGrow Holdings JV, LLC (“CapGrow”) for $38.0 million from Sculptor RE Holdings XVII LLC (“Seller”), an affiliate of our Adviser. The Affiliate Transaction Committee approved the acquisition as fair and reasonable to us and determined that although the price to us was in excess of the cost of the asset to Seller, substantial justification existed for such excess and such excess was reasonable because (1) the Seller had owned its interest in CapGrow since February 27, 2015 and the CapGrow business and real estate assets had increased in value during the Seller’s ownership period (as supported by the third-party bids and valuation report), (2) our stockholders have benefited from the returns from our investment in CapGrow to date and (3) we were subject to the risk of a forced sale of our interest in CapGrow if we did not acquire all of the remaining interests in CapGrow by January 3, 2025, which sale could have been on terms that we viewed as unattractive. As of December 31, 2024, the Company owns a 92.70% indirect controlling interests in CapGrow.
As of December 31, 2024, CapGrow owns a portfolio of 1,080 primarily single-family homes leased to and operated by 42 different care providers that serve individuals with intellectual and developmental disabilities across 40 states. The leases are on a triple-net or modified triple-net basis, meaning that the lessee is generally responsible for property taxes, property insurance and maintenance in addition to rent and utilities. Typical lease terms are between five and ten years. CapGrow’s leases also provide that all care-related liability is to be borne by the care provider/lessee. The care providers/lessees typically receive funding from Medicaid.
The Neptune Transaction
On February 23, 2024, CapGrow, CapGrow’s founder and CapGrow Neptune Holdings LLC (“Holdings LLC”), a subsidiary of Sculptor Real Estate Capital IV LP (“Capital IV”), an affiliate of Sculptor, entered into a joint venture arrangement (the “Neptune JV”).
Pursuant to the terms of the Neptune JV limited liability company agreement (the “JV Agreement”), CapGrow and CapGrow’s founder each contributed approximately $1.9 million for a 5% membership interest and Holdings LLC contributed approximately $34.2 million for a 90% membership interest. On February 23, 2024, the Neptune JV acquired a portfolio of 33 homes predominately located in California in a sale-leaseback transaction for an approximate purchase price of $102.0 million, including closing costs. The acquisition was financed partly in cash and from the net proceeds of a $66.0 million, 5-year fixed rate mortgage loan. Pursuant to the terms of the JV Agreement, CapGrow has the right to receive an additional profit interest based on meeting certain internal rate of return hurdles and reimbursement of certain overhead costs. Holdings LLC holds the controlling interests in Neptune JV and as such, the Company accounts for this investment as an unconsolidated joint venture and reports under the equity method of accounting.
In accordance with the Company’s Corporate Governance Guidelines, the Company’s Affiliate Transaction Committee reviewed and approved the Neptune Transaction as fair and reasonable to the Company.
Legal Fee Reimbursement and Affiliated Investment
In November 2024, we agreed to reimburse our sponsor for reasonable legal fees and expenses in an amount not to exceed $200,000 incurred by the sponsor in connection with preparing, amending and negotiating documentation related to the Investment Platform created to invest in shares of our common stock between an affiliate of our sponsor and an unaffiliated third party. The Investment Platform is managed by our Adviser. In accordance with the Company’s Corporate Governance Guidelines, the Company’s Affiliate Transaction Committee reviewed and approved the reimbursement of such legal fees and expenses as fair and reasonable to the Company, and on terms and conditions no less favorable to the Company than those available from unaffiliated third parties.

Sculptor REIT	26	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
Indemnification Agreements with Directors and Officers
We have entered into indemnification agreements with each of our directors and executive officers. Pursuant to the terms of these indemnification agreements, we would indemnify and advance expenses and costs incurred by our directors and executive officers in connection with any claims, suits or proceedings brought against such directors and executive officers as a result of his or her service.
However, our indemnification obligation is subject to the limitations set forth in the indemnification agreements and in our charter. Our directors and officers are also covered by an insurance policy that covers directors and officers of certain entities sponsored by Sculptor.
Potential Conflicts of Interest with our Adviser and its Affiliates
We are subject to various conflicts of interest arising out of our relationship with our Adviser and its affiliates, some of whom serve as our executive officers and our directors. We discuss these conflicts below and conclude this section with a discussion of the corporate governance measures we have adopted to ameliorate some of the risks posed by these conflicts.
Receipt of Fees by Our Adviser and its Affiliates
Our Adviser and its affiliates receive substantial fees from us, as summarized in the preceding section entitled “Management Fee, Performance Participation and Expense Reimbursements” which fees were not negotiated at arm’s length. These fees could influence our Adviser’s advice to us as well as the judgment of its affiliates, some of whom also serve as our executive officers and our directors. Among other matters, these compensation arrangements could affect their judgment with respect to:
•the continuation, renewal or enforcement of our agreements with our Adviser and its affiliates, including the Advisory Agreement;
•equity offerings by us, including using our securities to acquire portfolios or other companies, which would entitle our Adviser to additional asset management fees, which are based on our aggregate NAV irrespective of stockholder returns;
•the recommendation of higher-yielding but riskier investments, which may be encouraged by the Special Limited Partner’s performance participation interest in our Operating Partnership, which is based on our total distributions plus the change in NAV per share;
•recommendations to our Board of Directors with respect to developing, overseeing, implementing, coordinating and determining our NAV and our NAV procedures, the provision of forward-looking property-level information to the independent valuation advisor or the decision to adjust the value of certain of our assets or liabilities in connection with the determination of our NAV, especially given that the advisory fees we pay our Adviser and the Special Limited Partner’s performance participation allocation are based on our NAV;
•share repurchases, which have the effect of reducing asset management fees payable to our Adviser;
•asset sales, which have the effect of reducing asset management fees if the proceeds are distributed to our stockholders rather than reinvested; and
•whether we engage affiliates of our Adviser for other services, which affiliates may receive fees in connection with the services regardless of the quality of the services provided to us.

Sculptor REIT	27	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
Our Affiliates’ Interests in Other Programs or Accounts Sponsored or Managed by Sculptor
Our Adviser and its affiliates sponsor or manage other programs, such as private investment funds and publicly traded investment vehicles (including SPACs), as well as managed accounts. All of our executive officers and our affiliated directors are also officers, directors, managers, key professionals and/or holders of direct or indirect interests in (i) our Adviser, (ii) other affiliated investment advisers that are the managers of other programs or managed accounts, and (iii) other Sculptor-managed or -sponsored investment vehicles. Our Adviser and its affiliates have legal and financial obligations with respect to other programs or accounts managed or sponsored by them. In the future, our Adviser and its affiliates are expected to sponsor and manage other programs.
Conflicts of interest may arise between us and the current and future programs advised or sponsored by our Adviser and its affiliates, including with respect to:
•the allocation of investment opportunities among programs and accounts managed by our Adviser and its affiliates (see Allocation of Investment Opportunities” below);
•the allocation of personnel and time among programs and accounts managed or sponsored by our Adviser and its affiliates;
•the acquisition of assets from, or the sale of assets to, other Sculptor-managed programs and accounts; and
•competition from other Sculptor-managed programs or accounts when leasing a property or selling an asset or hiring service providers.
Allocation of Investment Opportunities
We rely on our Adviser to present investment opportunities to us. Our Adviser and its affiliates also manage other programs that invest in real estate and real estate related securities. Our Adviser is not contractually obligated to present any particular opportunities to us before presenting them to other programs and managed accounts it advises. On the other hand, affiliates of our Adviser are contractually obligated to present certain opportunities to other managed programs or accounts before they are presented to us, and our Adviser or its affiliates may enter into similar arrangements with other programs it manages in the future. As a result, we will not participate in every investment opportunity that falls within our investment objectives.
With respect to Other Sculptor Accounts with investment objectives or guidelines that overlap with ours but that do not have priority over us, investment opportunities are allocated among us and one or more Other Sculptor Accounts in accordance with Sculptor’s policies and procedures on a basis that our Adviser and its affiliates believe to be fair and equitable over time in their sole discretion, which may be subject to one or more of the following considerations: (i) any applicable investment objectives or focus of ours and such Other Sculptor Accounts (which, for us, includes our primary objective of providing attractive current income in the form of regular, stable cash distributions), (ii) any investment limitations, parameters or contractual provisions of ours and such Other Sculptor Accounts, (iii) the sector, geography/location, expected return profile, expected distribution rates, anticipated cash flows, expected stability or volatility of cash flows, leverage profile, risk profile and other features of the applicable investment opportunity and its impact on portfolio concentration and diversification, (iv) maintaining structuring and financing flexibility, (v) legal, tax, accounting and regulatory considerations, (vi) any other requirements or considerations set forth in the governing documents of any Other Sculptor Account and (vii) other considerations deemed relevant by our Adviser and its affiliates (including, without limitation, maintaining our qualification as a REIT and our ability to avoid registration as an investment company under the Investment Company Act of 1940, as amended).
We generally expect our Adviser to offer real estate investment opportunities to Other Sculptor Accounts when those opportunities involve either debt or equity investments that (i) have an opportunistic or value-add risk profile (e.g., may involve acquiring, developing or lending on vacant or partially vacant building or repositioning an asset in whole or in part from one use to another) or (ii) have a shorter-term investment horizon consistent with the finite-life nature of the other real estate programs managed by our Adviser. On the other hand, subject to our Adviser’s contractual obligations and other investment considerations set forth above, we generally expect our Adviser to offer us the opportunity to invest in “stabilized” assets with a longer-term holding period consistent with our program’s perpetual life. However, there will likely be exceptions to these general expectations, and Other Sculptor Accounts may be offered “stabilized” and longer-term investments before we are.

Sculptor REIT	28	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
Our Adviser could also consider other factors when making allocation decisions among programs, such as a program’s portfolio composition, objectives, guidelines, restrictions (including those imposed by law or regulation), strategy, capacity and liquidity. Our Adviser has adopted investment allocation policies and procedures in order to guide its allocation decisions. These policies and procedures may be amended without our input and without notice to us.
Valuation Conflicts
Our Adviser is paid a management fee for its services based on our NAV. In addition, the distributions to be received by the Special Limited Partner with respect to its performance participation interest in the Operating Partnership will be based in part upon the Operating Partnership’s net assets (which is a component of our NAV). Although third-party appraisals will be utilized in the calculation of our NAV, such appraisals will be based in part on information and estimates provided by our Adviser. Other components of our NAV will also be based on the subjective judgments of personnel of our Adviser. Therefore, there is a risk that conflicts of interest could influence the fees payable to our Adviser and the distributions payable to the Special Limited Partner.
Certain Conflict Resolution Measures
Affiliate Transaction Committee
To ameliorate the risks created by conflicts of interest, we have adopted Corporate Governance Guidelines that require us to have a standing affiliate transaction committee of our Board of Directors composed of all of our independent directors. This committee will be asked to approve transactions with affiliates, including purchases and sales with related parties, the renewal or amendment of our Advisory Agreement and to perform the annual evaluation of our Adviser’s performance. Our Affiliate Transaction Committee may retain its own legal and financial advisors at our expense.
Corporate Governance Guidelines
Our Corporate Governance Guidelines contain a number of restrictions relating to conflicts of interest, the most significant of which are discussed below.
Adviser Compensation
The Affiliate Transaction Committee evaluates at least annually whether the compensation that we contract to pay to our Adviser and its affiliates is reasonable in relation to the nature and quality of services performed and whether such compensation is within the limits prescribed by our Corporate Governance Guidelines. This committee supervises the performance of our Adviser and its affiliates and the compensation we pay to them to determine whether the provisions of our compensation arrangements are being carried out. This evaluation is based on the following factors as well as any other factors deemed relevant by the Affiliate Transaction Committee:
•the amount of the fees and any other compensation, including stock-based compensation, paid to our Adviser and its affiliates in relation to the size, composition and performance of our investments;
•whether the total fees and expenses incurred by us are reasonable in light of our investment performance, net assets, net income and the fees and expenses of other comparable unaffiliated REITs;
•the success of our Adviser in generating appropriate investment opportunities for us;
•the rates charged to other companies, including other REITs, by advisors performing similar services;
•additional revenues realized by our Adviser and its affiliates through their relationship with us, including whether we pay them or they are paid by others with whom we do business;
•the quality and extent of service and advice furnished by our Adviser and its affiliates;
•the performance of our investment portfolio; and
•the quality of our portfolio relative to the investments generated by our Adviser and its affiliates for their own account.

Sculptor REIT	29	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
Term of Advisory Agreement
The initial term of the Advisory Agreement is two years. Following this initial term, each contract for the services of our Adviser may not exceed one year, although there is no limit on the number of times that we may retain a particular advisor. The Affiliate Transaction Committee or our Adviser may terminate our Advisory Agreement without cause or penalty on 60 days’ written notice. In such event, our Adviser must cooperate with us and our directors in making an orderly transition of the advisory function.
Our Acquisitions
We will not purchase assets in which our Adviser, our sponsor, any of our directors or officers or an affiliate thereof has an interest without a determination by a majority of our Board of Directors (including a majority of our independent directors) not otherwise interested in the transaction that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the asset to our Adviser, our sponsor, any of our directors or officers or an affiliate thereof, unless there is substantial justification for the excess amount and such excess is reasonable. In no event may we acquire any such real property at an amount in excess of its current appraised value as determined by an independent expert.
Joint Ventures with Affiliates
We may invest in joint ventures with the Adviser, our sponsor, a director, or their affiliates, only if a majority of the Board of Directors (including a majority of the independent directors) not otherwise interested in the transaction approve such investment as being fair and reasonable to us.
Limitation on Operating Expenses
Our Adviser must reimburse us the amount by which our aggregate Total Operating Expenses for the four fiscal quarters then ended exceeds the greater of 2.0% of our average invested assets or 25.0% of our net income, unless the Affiliate Transaction Committee has determined that such excess expenses were justified based on such factors that they deem sufficient. See “The Advisory Agreement--Management Fee, Performance Participation Allocation and Expense Reimbursements--Reimbursement by our Adviser” for more information.
Issuance of Options and Warrants to Certain Affiliates
We will not issue options or warrants to purchase our common stock to our Adviser, our directors, our sponsor, or any of their affiliates, except on terms approved by a majority of our independent directors. We may issue options or warrants to persons other than our Adviser, our directors, our sponsor and their affiliates, but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of a majority of our independent directors has a market value less than the value of such option or warrant on the date of grant. Any options or warrants we issue to our Adviser, our directors, our sponsor or any of their affiliates shall not exceed an amount equal to 10% of the outstanding shares of our common stock on the date of grant.
Repurchase of Our Shares
Our Corporate Governance Guidelines prohibit us from paying a fee to our Adviser, our sponsor or our directors or officers or any of their affiliates in connection with our repurchase of our common stock.

Sculptor REIT	30	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
Loans to Affiliates
We will not make any loans to our Adviser, our sponsor or to our directors or officers or any of their affiliates except on terms approved by a majority of the directors (including a majority of the independent directors) not otherwise interested in such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties. This restriction on loans applies only to advances of cash that are commonly viewed as loans, as determined by the Board of Directors, and does not apply to advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor does it limit our ability to advance reimbursable expenses incurred by directors or officers or the Adviser or its affiliates. In addition, our Corporate Governance Guidelines provide that we will not borrow from these affiliates unless a majority of our Board of Directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to us than comparable loans between unaffiliated parties.
Other Transactions Involving Affiliates
Our Corporate Governance Guidelines provide that a majority of our Board of Directors (including a majority of our independent directors) not otherwise interested in the transaction must conclude that all other transactions between us, on the one hand, and our Adviser, our sponsor, any of our officers or directors or any of their affiliates, on the other, are fair and reasonable to us and are either on terms and conditions not less favorable to us than those available from unaffiliated third parties.
Reports to Stockholders
Our Corporate Governance Guidelines require that we prepare an annual report, which will include financial statements prepared in accordance with US GAAP and audited by our independent registered public accounting firm, and deliver it to our common stockholders within 120 days after the end of each fiscal year. Our directors are required to take reasonable steps to ensure that such annual report complies with our Corporate Governance Guidelines. Among the matters that our Corporate Governance Guidelines require to be included in such annual report or included in a proxy statement delivered with the annual report are:
•the ratio of the costs of raising capital during the year to the capital raised;
•the aggregate amount of advisory fees and the aggregate amount of other fees paid to our Adviser and any affiliates of our Adviser by us or third parties doing business with us during the year;
•our Total Operating Expenses for the year stated as a percentage of our average invested assets and as a percentage of our net income;
•a report from our independent directors that our policies are in the best interests of our common stockholders and the basis for such determination; and
•a separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving us and our Adviser, a director or any affiliate thereof during the year, which disclosure has been examined and commented upon in the report by our independent directors with regard to the fairness of such transactions.
Voting of Shares Owned by Affiliates
Pursuant to our Advisory Agreement, our Adviser has agreed that neither it nor any of its affiliates will vote any shares of our common stock regarding (i) the removal of our Adviser, (ii) the removal of a director affiliated with our Adviser, or (iii) any transaction between our Adviser, a director or any affiliate and us.

Sculptor REIT	31	2025 Proxy Statement

Transactions with Related Persons and Certain Control Persons
Report of the Affiliate Transaction Committee
The Affiliate Transaction Committee has examined the fairness of the transactions described above, and has determined that all such transactions are fair and reasonable to us. The Affiliate Transaction Committee has reviewed our policies described above and in our 2024 Annual Report on Form 10-K (the “Annual Report”), as well as other policies previously reviewed and approved by our Board of Directors, and determined that they are in the best interests of our stockholders because it believes such policies are consistent with achieving our investment objectives while appropriately addressing conflicts of interest that may arise.

The Affiliate Transaction Committee of the Board of Directors: Jonathan G. Geanakos (Chair) John Jenks Robert Winston Kristi Jackson

Sculptor REIT	32	2025 Proxy Statement

Audit Matters
The Audit Committee has appointed the firm of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2025, and therefore, no auditor is being submitted for approval at the Annual Meeting. We expect that representatives of EY will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so.
Audit and Non-Audit Fees
Aggregate fees that we were billed for the fiscal years ended December 31, 2023 and 2024 by our independent registered public accounting firm, EY, were as follows:

$ in thousands	Fiscal Year Ended December 31, 2023 ($)	Fiscal Year Ended December 31, 2024 ($)

Audit fees (a)	581	441
Audit-related fees (b)	—	—
Tax fees (c)	616	483
All other fees	—	—
Total	1,197	924
(a)    Audit fees include amounts billed to us related to annual financial statement audit work, acquisition audit work, quarterly financial statement reviews, fees for joint venture audits and review of SEC registration statements. Our joint venture partners share pro rata of any joint venture audit fees.
(b)    Audit-related fees include amounts billed to us for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisition, attestation services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.
(c)    Tax fees include amounts billed to us for professional services performed by professional staff in our independent registered public accounting firm’s tax division, except those services related to the audit of our financial statements. Tax fees include fees billed to our consolidated joint venture subsidiaries. These include fees for tax due diligence, tax compliance, tax planning and advice, including federal, state and local tax issues. Services may also include assistance with tax audits and appeals before the U.S. Internal Revenue Service and similar state and local taxing authorities, as well as federal, state and local tax issues related to REIT due diligence of property acquisitions.
The Audit Committee of our Board of Directors was advised that there were no services provided by EY that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair EY from maintaining its independence as our independent auditor and concluded that it was independent.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. The Audit Committee has delegated to Mr. Jenks, chairperson of the committee, the authority to pre-approve any audit or non-audit services to be performed by the independent registered public accounting firm in an amount up to $50,000 per matter, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting. All fees for services provided by EY for the year ended December 31, 2024 were pre-approved by the Audit Committee.

Sculptor REIT	33	2025 Proxy Statement

General Information About the Annual Meeting and Voting
This Proxy Statement is being furnished by and on behalf of the Board of Directors of Sculptor Diversified Real Estate Income Trust, Inc., a Maryland corporation, in connection with the solicitation of proxies to be voted at the Annual Meeting. This Proxy Statement and the enclosed proxy card and our Annual Report will be first mailed on or about April 28, 2025 to stockholders of record as of the close of business on April 21, 2025 (the “Record Date”).
In this section of the Proxy Statement, we answer some common questions regarding our 2025 Annual Meeting and the voting of shares at the meeting.
When will the Annual Meeting be held?
The Annual Meeting will be held as a “virtual meeting” via live webcast on June 26, 2025 at 10:00 a.m., Eastern Time.
How do I attend and vote my shares at the virtual Annual Meeting?
This year’s Annual Meeting will be a completely “virtual” meeting of stockholders. You may attend the Annual Meeting live via the internet at www.virtualshareholdermeeting.com/SDREIT2025. If you virtually attend the Annual Meeting, you can vote your shares electronically during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SDREIT2025. A summary of the information you need to attend the Annual Meeting and vote via the internet is provided below:
•instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/SDREIT2025;
•assistance with questions regarding how to attend and participate via the internet will be provided at www.virtualshareholdermeeting.com/SDREIT2025 on the day of the Annual Meeting;
•stockholders may vote while attending the Annual Meeting via the internet; and
•you will need your control number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.
Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live Annual Meeting?
The Annual Meeting will be held in a virtual meeting format only and will be conducted via live audio webcast. The online meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost.
We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded similar rights and opportunities to participate as they would have at an in-person meeting and to enhance stockholder access, participation and communication through online tools.
What is this document and why have I received it?
This Proxy Statement and the enclosed proxy card are being furnished to you, as a stockholder of Sculptor Diversified Real Estate Income Trust, Inc., because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.

Sculptor REIT	34	2025 Proxy Statement

General Information About the Annual Meeting and Voting
What am I voting on?
There is one proposal scheduled to be considered and voted on at the Annual Meeting:
•Proposal 1: Election of seven director nominees listed herein.
What is the required vote for approval of each proposal?
Proposal 1: Election of seven director nominees listed herein. The affirmative vote of a majority of the shares represented in person or by proxy at a meeting at which a quorum is present is required for the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees. A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.
How does the Board of Directors recommend that I vote?
Our Board of Directors recommends that you vote your shares as follows:
FOR the election of each of the seven director nominees listed herein.
Who can vote?
Holders of record of our shares of common stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were 19,607,174 Class F shares, 6,213,485 Class FF shares, 3,305,513 Class E shares, 4,112,552 Class AA shares, 1,559,652 Class A shares, and 48,670 Class I-S shares of common stock issued and outstanding for a total of 34,847,046 shares of our common stock issued and outstanding. You are entitled to one vote for each share you held as of the Record Date.
How do I vote if I am a registered stockholder?
If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may authorize a proxy to vote your shares in any of the following ways described below:
•via the internet by going to www.proxyvote.com/ and following the on-screen directions. Please have your proxy card in hand when accessing the website, as it contains a control number required to record your voting instructions via the internet;
•by phone by calling the number listed on the proxy card, (800) 690-6903, and following the recorded instructions. You will need the control number included on your proxy card in order to record your voting instructions by telephone; or
•by mail by marking, signing, dating and returning the enclosed proxy card.
If you authorize a proxy by telephone or internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.
If you elect to participate in the Annual Meeting via live webcast, as described above under “Where and when will the Annual Meeting be held?”, you can vote online during the Annual Meeting prior to the closing of the polls, and any previous votes that you submitted, whether by internet, telephone or mail, will be superseded.
All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to participate in the Annual Meeting, we urge you to return your proxy card or submit a proxy by telephone or via the internet to assure the representation of your shares at the Annual Meeting.

Sculptor REIT	35	2025 Proxy Statement

General Information About the Annual Meeting and Voting
How do I vote if I hold my shares in “street name”?
If your shares of our common stock are held in “street name” by your broker or other nominee, only your broker or other nominee can vote your shares of our common stock at the Annual Meeting and your vote cannot be cast unless you provide instructions to your broker or other nominee on how to vote or obtain a legal proxy from your broker or other nominee, submit it in advance to our proxy solicitor, and vote at the virtual meeting. You should follow the directions provided by your broker or other nominee regarding how to instruct your broker or other nominee to vote your shares of our common stock.
How can I authorize a proxy to vote over the internet or by telephone?
To authorize a proxy to vote electronically via the internet, go to www.proxyvote.com/ and follow the instructions. Please have your proxy card in hand when accessing the website, as it contains a control number required to record your voting instructions via the internet.
If you have access to a touch-tone telephone, you may authorize your proxy by dialing (800) 690-6903 and following the recorded instructions. You will need the control number included on your proxy card in order to record your voting instructions by telephone.
You can authorize a proxy to vote via the internet or by telephone at any time prior to 11:59 p.m., Eastern Time, June 25, 2025, the day before the Annual Meeting.
What if I return my proxy but do not mark it to show how I am voting?
If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all seven director nominees as directors and will vote in their discretion for any other matters properly presented for consideration at the Annual Meeting.
What if other matters come up at the Annual Meeting?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the meeting or any adjournment or postponement thereof and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Can I change my vote or revoke my proxy after I authorize my proxy?
Yes. At any time before the vote on a proposal, you can change your vote either by:
•executing or authorizing, dating and delivering to us a new proxy with a later date that is received no later than 11:59 p.m., Eastern Time, on June 25, 2025;
•authorizing a proxy again via the internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 25, 2025;
•sending a written statement revoking your proxy card to our Secretary or any corporate officer of the Company, provided such statement is received no later than 11:59 p.m., Eastern Time, on June 25, 2025; or
•participating in the Annual Meeting and voting online during the Annual Meeting prior to the closing of the polls.
Your participation at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.
Proxy revocation notices should be sent to Sculptor Diversified Real Estate Income Trust, Inc., 9 West 57th Street, 40th Floor, New York, New York 10019, Attention: Secretary. New paper proxy cards should be sent to Broadridge, Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Sculptor REIT	36	2025 Proxy Statement

General Information About the Annual Meeting and Voting
What constitutes a quorum?
We will convene the Annual Meeting of stockholders representing the required quorum of shares of our common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or participate at the meeting. The presence, either online or by proxy, at the Annual Meeting of at least one third of all the votes entitled to be cast on any matter will constitute a quorum. Under our bylaws, if a quorum is not present at the Annual Meeting, the Chairperson of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual Meeting. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.
Who will count the votes?
Representatives of Broadridge (our solicitor) or its designee will count the votes and will serve as the independent inspector of election.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.
How can I get additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation?
You may obtain additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation by (1) visiting www.proxyvote.com/, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number, if applicable, in the subject line.
Where can I get more information about Sculptor Diversified Real Estate Income Trust, Inc.?
In connection with this solicitation, we have provided you with our Annual Report that contains our audited financial statements. We also file reports and other documents with the SEC. You can view these documents at the SEC’s website, www.sec.gov.
How is this solicitation being made?
This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock. We have hired Broadridge to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Broadridge customary fees and expenses for these services of approximately $25,000.
Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Will my vote make a difference?
Yes, your vote is VERY IMPORTANT. Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

Sculptor REIT	37	2025 Proxy Statement

General Information About the Annual Meeting and Voting
Audit Committee Report
Our Board of Directors’ Audit Committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors, and operates under a written charter adopted by the Board of Directors. The Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The Audit Committee members are “independent,” consistent with the qualifications set forth in our charter, the listing standards of the NYSE and Rule 10A-3 under the Exchange Act applicable to Board of Directors in general and audit committees in particular.
Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee the foregoing functions.
The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In performance of its oversight function, the Audit Committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2024 and related matters. Management advised the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Ernst & Young LLP. Our independent auditors presented to and reviewed with the Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent auditors also provided to the Committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and in connection therewith, the Committee discussed with the independent auditors their views as to their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Ernst & Young LLP. The Audit Committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.
In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.
Based on the Audit Committee’s considerations, discussions with management and discussion with the independent auditors as described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors: John Jenks (Chair) Robert Winston Jonathan G. Geanakos Kristi Jackson

Sculptor REIT	38	2025 Proxy Statement

General Information About the Annual Meeting and Voting
Annual Report
Our Annual Report is being concurrently made available for distribution to our stockholders.
All of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K are available on the SEC’s website at www.sec.gov. Copies of our Annual Report on Form 10-K including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to Secretary, Sculptor Diversified Real Estate Income Trust, Inc., 9 West 57th Street, 40th Floor, New York, New York 10019.
Other Matters
Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.
Stockholder Proposals for the 2026 Annual Meeting
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our Proxy Statement and proxy card for our 2026 Annual Meeting of Stockholders, your proposal must be received by our Secretary on or before December 28, 2025. Your proposal should be mailed by certified mail return receipt requested to our Secretary at Sculptor Diversified Real Estate Income Trust, Inc., 9 West 57th Street, 40th Floor, New York, New York 10019. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2026 Annual Meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than November 28, 2025 and no later than 5:00 p.m. New York City Time, on December 28, 2025. However, if the 2026 Annual Meeting is advanced or delayed more than 30 days from the first anniversary of the date of the 2025 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., New York City time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II, Section 11(a), “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 27, 2026.
Householding of Proxy Materials
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (844) 700-1420 or write to: Sculptor Diversified REIT, Inc., PO Box 219116, Kansas City, MO 64121-9116, and include your name, the name of your broker or other nominee and your account number(s). Shareholders can also request a copy of the material for this shareholder meeting by (1)www.proxyvote.com/, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number, if applicable, in the subject line.

Sculptor REIT	39	2025 Proxy Statement

Sculptor

SCULPTOR DIVERSIFIED REAL ESTATE INCOME TRUST, INC.
OFFICE OF THE SECRETARY
9 WEST 57TH ST, 40TH FLOOR
NEW YORK, NY 10019

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SDREIT2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V70699-P280020-Z89565

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SCULPTOR DIVERSIFIED REAL ESTATE INCOME TRUST, INC.

The Board of Directors recommends a vote FOR THE SEVEN DIRECTOR NOMINEES LISTED BELOW.

1. Elect seven director nominees listed in the Proxy Statement

Nominees:	**For**	**Against**	**Abstain**
1a. Steven Orbuch	☐	☐	☐
1b. Nicholas Hecker	☐	☐	☐
1c. Ellen Conti	☐	☐	☐
1d. John Jenks	☐	☐	☐
1e. Jonathan G. Geanakos	☐	☐	☐
1f. Kristi Jackson	☐	☐	☐
1g. Robert Winston	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V70700-P28002-Z89565

SCULPTOR DIVERSIFIED REAL ESTATE INCOME TRUST, INC.
Annual Meeting of Stockholders
June 26, 2025 10:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s), on the reverse side of this proxy card, hereby appoint(s) Julie Siegel and Ellen Conti as proxies and attorneys-in-fact of the undersigned, with the full power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of SCULPTOR DIVERSIFIED REAL ESTATE INCOME TRUST, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 26, 2025, via a live webcast at www.virtualshareholdermeeting.com/SDREIT2025, and at any adjournment or postponement thereof, with all powers which the stockholder(s) would possess if present at the Annual Meeting of Stockholders, (i) as designated by the stockholder(s) on the reverse side of this proxy card, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted in the discretion of the proxy on any matter other than the proposal set forth on the reverse side of this proxy card that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Continued and to be signed on reverse side